CERTIFICATIONS OF THE CHIEF EXEUTIVE OFFICER AND THE CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Acura Pharmaceuticals, Inc. (the "Company") on Form 10-Q for the period ending June 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Andrew D. Reddick, the Chief Executive Officer of the Company, and Peter A. Clemens, Chief Financial Officer certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

July 29, 2008

/s/ Andrew D. Reddick
Andrew D. Reddick
Chief Executive Officer

/s/ Peter A. Clemens
Peter A. Clemens
Chief Financial Officer